Metro New York’s Premier Business Bank Seizing Tomorrow’s Opportunities While Maintaining Our Core Fundamentals August 2013 Exhibit 99.1

Safe Harbor Statement
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995:
This presentation contains various forward-looking statements with respect to earnings, credit quality and other financial and business matters within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-statements can be identified by words such as “expects,” “anticipates,”
“intends,” “believes,” “estimates,” “predicts” and words of similar import. The Company cautions that these forward-looking statements are subject to numerous assumptions, risks and uncertainties, and that statements relating to future periods are subject to uncertainty because of the increased likelihood of changes in underlying factors and assumptions. Actual results could differ materially from forward-looking statements.
Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements, include, but are not limited to, statements regarding:  (a) our ability to comply with the formal agreement entered into with the Office of the Comptroller of the Currency (the “OCC”) and any
additional restrictions placed on us as a result of future regulatory exams or changes in regulatory policy implemented by the OCC or other bank regulators;
(b) the OCC and other bank regulators may require us to further modify or change our mix of assets, including our concentration in certain types of loans, or require us to take further remedial actions; (c) our ability to deploy our excess cash, reduce our expenses and improve our operating leverage and efficiency;
(d) the results of the investigation of A.R. Schmeidler & Co., Inc. by the Securities and Exchange Commission (the “SEC”) and the Department of Labor (the
“DOL”) and the possibility that our management’s attention will be diverted to the SEC and DOL investigations and settlement discussions and we will incur further costs and legal expenses; (e) the adverse affects on the business of A.R. Schmeidler & Co., Inc. and our trust department arising from a settlement with the SEC and DOL investigations; (f) our inability to pay quarterly cash dividends to shareholders in light of our earnings, the current and future economic environment, Federal Reserve Board guidance, our Bank’s capital plan and other regulatory requirements applicable to Hudson Valley or Hudson Valley
Bank; (g) the possibility that we may need to raise additional capital in the future and our ability to raise such capital on terms that are favorable to us; (h)
further increases in our non-performing loans and allowance for loan losses; (i) ineffectiveness in managing our commercial real estate portfolio; (j) lower than expected future performance of our investment portfolio; (k) a lack of opportunities for growth, plans for expansion (including opening new branches)
and increased or unexpected competition in attracting and retaining customers; (l) continued poor economic conditions generally and in our market area in particular, which may adversely affect the ability of borrowers to repay their loans and the value of real property or other property held as collateral for such loans; (m) lower than expected demand for our products and services; (n) possible impairment of our goodwill and other intangible assets; (o) our inability to manage interest rate risk; (p) increased expense and burdens resulting from the regulatory environment in which we operate and our inability to comply with existing and future regulatory requirements; (q) our inability to maintain regulatory capital above the minimum levels Hudson Valley Bank has set as its minimum capital levels in its capital plan provided to the OCC, or such higher capital levels as may be required; (r) proposed legislative and regulatory action may adversely affect us and the financial services industry; (s) future increased Federal Deposit Insurance Corporation, or FDIC, special assessments or changes to regular assessments; (t) potential liabilities under federal and state environmental laws.
For a more detailed discussion of these factors, see the Risk Factors discussion in the Company’s most recent Annual Report on Form 10-K, and subsequent Quarterly Reports on Form 10-Q. The forward-looking statements included in this presentation are made only as of the date hereof and the
Company undertakes no obligation to update or revise any of its forward-looking statements.
Unless otherwise noted, information presented is from Company sources.

Hudson Valley’s Business Model
•
Commercial bank focused on small and middle market businesses, professional service firms and their principals – they view us as their “private bankers”
•
Niche businesses synergistically compliment each other to form the core of HVB’s business model
•
Relationship Focus -- high quality banking products and exceptional personal service
Focus on
Targeted
Niche
Segments
Attorneys
Not-For-
Profits
Property
Managers
Real Estate
Developers
Municipal-
ities
Trusts
General
Business

NOT A TRADITIONAL RETAIL COMMUNITY BANK
• A “Community Business Bank” founded to focus on small and middle market commercial customers and their principals
• Focus on targeted niche businesses, entrepreneurs and professional service firms with high deposit transaction volume throughout the Metro New York area
• Low-cost, core deposits = foundation of customer relationships
• We sell
service,
with a strong commitment to acting as a “private bank” to our niche commercial customers
WE LEND WHERE WE LIVE
• Providing prudent, conservatively underwritten loans in our home market
• Stable and deep management team has extensive in-market experience and is highly accessible to customers
• Unique Metro NYC market allows for competitive positioning with high-touch service and significant opportunities for growth
A Differentiated Business Model

Our Mission is Unchanged
OUR METRO NYC SMALL- AND MID-SIZED COMMERCIAL CUSTOMERS
REMAIN OUR FOUNDATION AND OUR PRIORITY
•
What changes is the number and diversity of products offered to serve them
OBJECTIVE IS TO GAIN COMPETITIVE ADVANTAGE WHILE MAINTAINING
COMPLIANCE
•
More nimble in adapting to new environments, products, and competitors
•
More effectively serve our niche markets with an even broader array of customized products that meet their needs

Metro New York Franchise
• $2.8 billion commercial bank with 28 branches throughout Westchester, Rockland, the Bronx, Manhattan and Brooklyn in New York
• Largest bank headquartered in Westchester County
• Historic growth achieved by taking share from larger national bank competitors
• There are more than 33,000 small and middle market companies with revenues of $1 million or more in this market
Source: SNL Financial; deposit data as of 06/30/2012; branch count and map as of 06/30//2013
Branch Network - County Level
Deposits
Branches (1) US $000s
New York State
Westchester 17 1,770,169 $
New York (Manhattan) 4 321,111
Bronx 4 194,924
Rockland 2 75,508
Kings (Brooklyn) 1 11,883
(1)  6 Connecticut branches are excluded and closed July-2013 and 2 New York branches consolidated into other branch locations in June-2013

Summary Financial Highlights
3.66%
65.00%
0.94%
9.07%
8.6%
VS.
PEERS:
(1)
Excludes income from loan sales.
Peers = Median of US-based, publicly traded commercial banks with assets between $1-$5 billion as of June 30, 2013.
(Dollars in thousands, except per share amounts)
2012 2012 (1) 2013
Net Interest Income $56,804 $56,804 $42,314
Non Interest Income $25,143 $9,208 $8,398
Non Interest Expense $41,910 $41,910 $39,429
Net Income $22,974 $13,603 $7,138
Diluted Earnings Per Share $1.17 $0.69 $0.36
Dividends Per Share $0.36 $0.36 $0.12
Net Interest Margin 4.34% 4.34% 3.12%
Return on Average Equity 15.90% 12.24% 4.88%
Return on Average Assets 1.63% 1.21% 0.49%
Efficiency Ratio 61.97% 61.97% 76.52%
Tangible Common Equity Ratio 9.6% 9.6% 9.0%
   Average Assets $2,820,157 $2,820,157 $2,904,681
   Average Net Loans $1,787,290 $1,787,290 $1,415,970
   Average Deposits $2,437,442 $2,437,442 $2,540,060
   Average Stockholders' Equity $288,918 $288,918 $292,290
Six Months  Ended June 30

Historical Profitability
Income from loan sale
1.02
10.05
1.49 1.30 0.74 0.18 0.70 0.49
-0.08
2007 2008 2009 2010 2011 2012 2013Q2
RETURN ON AVERAGE ASSETS %
RETURN ON
AVERAGE EQUITY %
18.00 14.76 8.74 6.82 4.88
1.75
-0.72
2007 2008 2009 2010 2011 2012 2013Q2

$3.64
$3.84
$3.31
$2.58
$2.91
$1.97
$0.57
2007
2008
2009
2010
2011
2012
2013Q2

$2.31
$2.06
$1.24
$0.26
($0.11)
$1.01
$0.36
2007
2008
2009
2010
2011
2012
2013Q2

Historical Profitability
Income from loan sale
$2.78
Pre-Tax Pre-Provision Diluted Earnings per Share is a Non-GAAP measure.  See Appendix slide 43 for reconciliation
$1.49
PRE -TAX
PRE -PROVISION  DILUTED
EARNINGS PER SHARE*
DILUTED
EARNINGS
PER
SHARE

Net Interest Margin
(1)
Fully tax equivalent basis.
(2)
Peers = Median of US-based, publicly traded commercial banks with assets between $1-$5 billion as of June 30, 2013.
0%
1%
2%
3%
4%
5%
6%
7%
8%
9%
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013Q2
Net Interest Margin (FTE) Yield on Loans Cost of Deposits Federal Funds Rate
VS. 3.79%
PEERS
(1,2)

Strong Capital Position
Median of US-based, publicly traded commercial banks with assets between $1-$5 billion as of June 30, 2013.
7.9 7.3 10.1 10.0 9.1 9.3 9.0
2007 2008 2009 2010 2011 2012 2013Q2
8.3 7.5 10.2 9.6 8.8 9.3 9.3
2007 2008 2009 2010 2011 2012 2013Q2
12.6 10.1 13.9 13.9 11.3 16.5 16.5
2007 2008 2009 2010 2011 2012 2013Q2
13.8 11.3 15.2 15.2 12.6 17.7 17.7
2007 2008 2009 2010 2011 2012 2013Q2
TANGIBLE
COMMON
EQUITY
/
TANGIBLE
ASSETS
%
LEVERAGE
RATIO
%
TIER
1
RISK
BASED
CAPITAL
RATIO
%
TOTAL
RISK
BASED
CAPITAL
RATIO
%

Summary – Why HVB is Different
• “Private Bank” model emphasizes selling service over products
• Value of service relationship outweighs price sensitivity in HVB’s highly specialized, targeted niche customer segments
• Loyal depositors trust HVB with their operating cash management needs, providing a stable source of low-cost deposits – and an opportunity for future business

Growth Strategy
ORGANIC GROWTH IS OUR STRENGTH
• We have been successful in going to market in a very focused way in the highly competitive
Metro NYC commercial banking market
– Larger bank M&A in the market provides opportunities to acquire new customers and new talent with intact books of business
• Referrals and reputation for service have historically generated profitable, controlled growth in customers
• Always seeking to grow sources of fee revenue
– A.R. Schmeidler acquisition in 2004 is a good example of investing in a niche business with strong fee generating capabilities
• Breadth and depth of niche business markets in Metro NYC provide unusually high growth opportunities compared to other areas of the U.S.
• Opportunistic and targeted M&A could supplement organic growth in the future, particularly in fee income

HOW DO WE DO IT?
• Weekly reporting from branches about significant customer activity
– Reporting provides market and customer intelligence
– Reported to Chairman, President, EVPs, key managers
– Outlines loan/deposit/customer opportunities
– Highlights significant accomplishments from the week
• Reporting to the Board on Relationships at Risk
– Raises executive awareness – NO SURPRISES
– Flat corporate structure means highest-level executives know the customers and can personally reach out
Institutional Attention to Relationships

Relationship Management = Differentiation
• Hiring the right people to manage and service relationships
• All 3,600 Relationships assigned to an Officer – approximately 2/3rds assigned to a
Relationship Manager (RM)
– Relationships are measured on total balances, not just loan balances
– Depositors receive high-touch personalized service just like borrowers
• Branch Managers have the other 1/3rd assigned to them and “co-manage” all RM assigned relationships
• Branch Managers and Relationship Managers have very good, cooperative relationships
• Branches responsible for daily servicing and providing an exceptional customer banking experience
• Relationship Managers provide ongoing professional skill, communication and any necessary decision making

Leveraging Relationships for Additional Business
RELATIONSHIP MANAGEMENT DEEP DIVE INITIATIVE
• Objective: Ongoing annual
Structured,
joint (Branch Manager/RM) review
and meeting with all relationships to
– Review existing business
– Seek additional business
– Ask for referrals
• The Private Banking and Middle Market Model (versus the Retail banking approach)

Balance Sheet Diversification is Underway
OUR BALANCE SHEET IS IN TRANSITION
• Redeployment efforts are underway to diversify balance sheet in an efficient and profitable way
– We are implementing three approaches simultaneously:
1. Asset purchases – NEAR TERM
2. Loan participations with other institutions – NEAR & LONG TERM
3. Building internal ability to originate, underwrite and service non-CRE credits – LONG TERM

Liquidity Deployment and Portfolio Diversity
•
Primarily in our metro New York markets
•
Enhancing and complementing small- and mid-sized commercial
banking customer focus
•
Additional opportunities outside CRE
•
Possible initiatives include:
– Additional asset purchases
– Loan participations
– Diversification

Liquidity Deployment: In-Market Participations
•
Build on longstanding CRE-participation experience with new
opportunities
– Continue to underwrite both the borrower and the lead lender
•
Some examples
– New large-regional bank relationship
•
Participations on upper middle market and large corporate C&I
– New peer-bank relationship
•
Receivables financing
•
Mortgage warehouse financing
•
Other non-CRE lending

Liquidity Deployment: Diversifying Offering
•
New products for our niche commercial customers and their owners, principals and managers
•
Focused on metro New York
•
Some examples
– Equipment leasing
•
Excellent opportunities for deals sized from $250,000 to $5 million
•
Categories including building equipment (e.g. HVAC), business, office, medical, dental and light industrial equipment
– Jumbo residential mortgage and home equity products complementing commercial
•
For existing commercial customer owners, principals and managers, a broader array of competitive residential options than previously
•
For prospective customers, a whole new line of products at our bankers’
disposal to develop new commercial relationships
•
No retail marketing or advertising

20 Liquidity Deployment $- $50,000,000 $100,000,000 $150,000,000 $200,000,000 $250,000,000 2012 Q3 2012 Q4 2013 Q1 2013 Q2 Investment Purchases Loan Originations & Purchases

Redeployment Aimed at Balance Sheet Efficiency
Diversifying by simultaneously implementing three approaches
1.Asset
purchases – CURRENT
• $36.3 Million in Residential ARMs purchased in 2Q13
• Evaluating others
2.Loan
participations with other institutions – NEAR TERM
• Building on HVB’s longstanding CRE-participation experience by leveraging other institutions’
expertise and infrastructure for C&I and residential lending
3.Building
internal ability to originate, underwrite and service non-CRE credits – NEAR & LONG TERM
• Focus is new products for longstanding niche business and industry targets in metro NYC
– New commercial lending including equipment leases, lines of credit, term loans, ABL, etc.
– Complementary jumbo mortgage and HELOC products for RMs to offer commercial-account principals
All while continuing to leverage historic strength in CRE underwriting to capitalize on solid demand from quality CRE credits

22 Loan Originations and Payoffs $- $20,000,000 $40,000,000 $60,000,000 $80,000,000 $100,000,000 $120,000,000 2012 Q3 2012 Q4 2013 Q1 2013 Q2 Loan Originations & Purchases Loan Payoffs & Paydowns

Successful Measures to Manage Concentrations
MEASURES TO MANAGE CONCENTRATIONS
• Effective risk management process
• Active pipeline management process
• Commitment to developing non-CRE lines of business
• Participate with in-market financial institutions to reduce CRE exposure while maintaining strategic relationships
CONCENTRATION MEASURES Q1-13 Q2-13 TARGET
CRE % of Risk Based Capital                                 319.7% 333.7% 326.6% < 400%
Classified Assets % of Risk Based Capital              36.2% 36.2% 31.0% < 25%
Q4-12
In 2Q13 purchased $36.3 million in residential ARMs supported by in-market collateral

Asset Quality Measures Strengthen Balance Sheet
NONACCRUAL
LOANS
/ TOTAL
ASSETS
%
LOAN
LOSS
RESERVE
/ GROSS
LOANS
%
LOAN
LOSS
RESERVE
/ NONACCRUAL
LOANS
%
NET
CHARGEOFFS
/ AVERAGE
NET
LOANS
%
Median of US-based, publicly traded commercial banks with assets between $1-$5 billion as of June 30, 2013.
1.33 1.33 2.13 2.25 1.95 1.81 1.75
2007 2008 2009 2010 2011 2012 2013Q2
0.47 2.70 3.85
0.25
0.07
0.77
0.39
2007 2008 2009 2010 2011 2012 2013Q2
0.46 0.44 1.90 1.64 1.07 1.20 1.01
2007 2008 2009 2010 2011 2012 2013Q2
162 200 76 89 103 76 86
2007 2008 2009 2010 2011 2012 2013Q2

25 Core Deposits – The Jewel of the Franchise Low Cost, Dependable Source of Funding How we Identify, Maintain and Grow Them!

Institutional Attention to Relationships
HOW DO WE DO IT?
• Business managed by relationship profitability rather than volume of accounts
– Very different from traditional retail banking models
• “Relationship Status” reflects achievement of a profitability hurdle
• “Resumes” for each actively maintained relationship
– i.e. how the business came into the Bank; who their key service providers are (attorney, accountant, insurance broker, etc.); how they like to be entertained
– Who really makes the banking decision in each relationship
• Recognize that the core deposit is a key source of value for both our clients and for Hudson Valley – value proposition is mutually beneficial for the clients we target

Marketing for Core Deposits
HOW WE IDENTIFY, SECURE AND GROW THEM!
• Marketing to the right business segments – large deposits, low activity, not as rate sensitive
• Marketing “relationship” and “service” versus interest rate
• Utilizing testimonials and recommendations of current customers
– Ongoing calling – 10,200 documented calls in 2012 and 5,272 in the
1st half of 2013
– Calls made to prospective individuals/businesses that have recently interacted with a Hudson Valley RM or client

June 30, 2012
HVB HVB Peers
(2)
Core Deposits / Total Deposits
(1)
96% 97% 88%
Non Interest Bearing/Total Deps 40% 38% 21%
Deposits / Total Funding 98% 98% 92%
Loans / Deposits Ratio
(3)
62% 55% 80%
Cost of Total Deposits 26 bp 20 bp 38 bp
Deposit Metrics June 30, 2013
Period Ended

A Core Deposit Driven Franchise
(1)
Core Deposits defined as total deposits less time deposits >$100,000.
(2)
Peers = Median of US-based, publicly traded commercial banks with assets between $1-$5 billion as of June 30, 2013.
(3)
Represents Net Loans to Deposits

A Core Deposit Driven Franchise
DEPOSIT COMPOSITION – June 30, 2013
(1)
Net loans excluding loans held-for-sale.
(2)
Core Deposits defined as total deposits less time deposits >$100,000.
Money
Market,
34%
Demand,
38%
Savings, 5%
Time > $100m,
3%
Time < $100m,
1%
Checking with
Interest, 19%
71%
55%
89%
97%
50%
60%
70%
80%
90%
100%
2007 2008 2009 2010 2011 2012 2013
Loan/Dep Ratio
Core/Total Deposits
(2)
(1)
TOTAL DEPOSITS – $2,625 MILLION
CORE FUNDING

2003Y
2004Y
2005Y
2006Y
2007Y
2008Y
2009Y
2010Y
2011Y
2012Y
2013Q2

HVB Funding Advantage
Peers = Median of US-based, publicly traded commercial banks with assets between $1-$5 billion as of June 30, 2013.
Cost of Deposits
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
HVB National Peers

Deposit Growth Drives Long-Term Profitability
67.2%
CORE
DEPOSITS
(1)
96.6%
CORE
DEPOSITS
(1)
VS.
88.3% FOR
PEERS
(2)
(1)
Core deposits defined as total deposits less time deposits > $100,000 and brokered deposits.  December 2006 Includes approximately $127 million of deposits as part of New York National Bank acquisition
(2)
Peers = Median of US-based, publicly traded commercial banks with assets between $1-$5 billion as of June 30, 2013.
$0
$250
$500
$750
$1,000
$1,250
$1,500
$1,750
$2,000
$2,250
$2,500
$2,750
$3,000
$880 $888 $1,027 $1,125 $1,235 $1,408 $1,626 $1,813 $1,839 $2,173 $2,234 $2,425 $2,520 $2,625
Dec Dec Dec Dec Dec Dec Dec Dec Dec Dec Dec Dec Dec Jun
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013
Demand Deposits Checking with Interest Money Market Accounts Savings Accounts
Time Deposits < $100m Time Deposits > $100m Brokered Deposits

Branch Network – Local Service & Execution
• Low-cost branch infrastructure supports core deposit franchise
• Branch value grows with age – deeper penetration into existing relationships and new referrals increase deposits per branch over time
6 Branches
11 Branches
(2)
(1) 6 Connecticut branches excluded closed July - 2013
(2) 2 New York branches were consolidated June - 2013
6 Branches
5 Branches
June 2013 YTD Avg Deposit Balances per Branch
(1)
$21.3
$55.1
$81.3
$114.3
$0
$20
$40
$60
$80
$100
$120
$140
< 5 Yrs 5-10 Yrs 10-20 Yrs > 20 Yrs
Age of Branch

Key Takeaways
HISTORIC DIFFERENTIATING QUALITIES REMAIN OUR STRENGTH
• Low-cost core deposit base = source of stable funding for future growth
• Efficient mindset is in our DNA
• “Private Bank” approach wins and retains customers
AN INCREASINGLY NIMBLE AND SOPHISTICATED BANK
• Ahead of the curve in adopting best practices typically reserved for $10-$25 billion banks
• Increased sophistication = heightened competitive edge
• Developing diversified lending skills as a strategic and tactical focus
USING ENHANCED OPERATIONAL EFFECTIVENESS TO OUR ADVANTAGE
• Quicker reaction to customers’ needs
• Quicker reaction to regulatory and market changes
• Quicker ability to diversify lending sources and maximize capital allocation
– Results in: Quicker ability to grow shareholder returns

34 THANK YOU THANK YOU FOR YOUR INTEREST IN FOR YOUR INTEREST IN HUDSON VALLEY HOLDING HUDSON VALLEY HOLDING CORP. CORP.

35 Ticker: HVB Ticker: HVB www.hudsonvalleybank.com www.hudsonvalleybank.com APPENDIX APPENDIX FINANCIAL DETAIL AND NON-GAAP FINANCIAL DETAIL AND NON-GAAP RECONCILIATION RECONCILIATION

New York Metro Market Profile
DEMOGRAPHICS
•
Along with being rich in deposits and HVB’s niche businesses, the market also has very favorable demographics
Consumer Demographics (1)
Manhattan /
NY
Brooklyn Bronx Westchester Rockland Total
Population
1,585,873 2,504,700 1,385,108 949,113 311,687 19,378,102
Housing Units (2)
847,090 1,000,293 511,896 370,821 104,057 8,108,103
Home ownership rate
22.8% 30.3% 20.7% 62.7% 71.0% 55.2%
Persons per household, 2006-
2010
2.09 2.68 2.79 2.64 3.02 2.59
Median household income 2006-
2010
$64,971 $43,567 $34,264 $79,619 $82,534 $55,603
Median Income Per Capita
$59,149 $23,605 $17,575 $47,814 $34,304 $30,948
Unemployment Rate (3)
8.7% 9.4% 11.8% 6.2% 5.9% 7.6%
Business Demographics (4)
Revenues: < $1 million
137,028 85,670 29,701 54,096 16,678 323,173
Revenues: $1 million - $5 million
13,535 4,113 1,398 3,172 914 23,132
Revenue: > $5 million
6,651 1,129 472 1,238 266 9,756
Revenue: Not reported
18,393 8,897 4,465 5,606 1,669 39,030
Total Business Entities
175,607 99,809 36,036 64,112 19,527 395,091
(3) County unemployment rates as of June, 2013 Bureau of Labor Statistics (4) Hoovers|D&B
(2) A housing unit is defined as a house, an apartment, a mobile home, a group of rooms, or a single room that is occupied
(1) 2010 US Census Quick Facts by State|County

New York Metro Market Profile
NICHE BUSINESSES
•
Just as this market is deposit rich, it is also rich with HVB’s targeted niche businesses
•
We have leading market share among Westchester attorneys and property managers
•
High growth potential in all other segments and counties, each with HVB market share currently <2%
1 – Dunn & Bradstreet Market Data based on Primary & Secondary NAICS codes
DATA DEMONSTRATES TREMENDOUS UNTAPPED ORGANIC GROWTH POTENTIAL IN HVB’S CORE NICHE MARKETS
Segment
Manhattan /
NY
Brooklyn Bronx Westchester Rockland Total
Attorney 9,251 1,784 546 2,266 563 14,410
Not for Profit 7,512 8,413 3,288 3,322 1,365 23,900
Real Estate Investors 4,169 1,251 578 933 227 7,158
Property Managers 5,253 3,202 1,269 1,907 499 12,130
Municipalities 809 417 283 537 197 2,243
Sub-Total 26,994 15,067 5,964 8,965 2,851 59,841
HVB NICHE BUSINESS BY COUNTY
(1)

Client Retention
RELATIONSHIPS ARE NOT BUILT OVERNIGHT – IT TAKES TIME
DISTRIBUTION OF STRATEGIC CLIENT
RELATIONSHIPS (AS OF JUNE 30, 2013)
SEGMENT
% <2  YEARS
TENURE
% 2 TO 5
YEARS
TENURE
% 5 TO 10
YEARS
TENURE
% > 10 YEARS
TENURE
Attorney 4% 29% 30% 36%
Not-for-Profit 5% 31% 19% 45%
Property Managers /
Real Estate Investors 13% 40% 14% 33%
Municipalities 4% 27% 13% 56%
General Business 5% 26% 21% 48%
•
The wait is worth it – the value of the relationship generally increases over time

MULTIFAMILY LOANS 13%
1-4 FAMILY MORTGAGE 15%
NON-OWNER OCCUPIED CRE 27%
HOME EQUITY 7%
OWNER OCCUPIED CRE 13%
COMMERCIAL & INDUSTRIAL 18%
CONSUMER 1%
C&D - NON RESIDENTIAL 3%
C&D - RESIDENTIAL 2%
LEASE FINANCING 1%

Loan Balances	June 30	
In Millions	2012	2013
REAL ESTATE		
C&D - RESIDENTIAL	$53	$35
C&D - NON RESIDENTIAL	43	37
OWNER OCCUPIED CRE	229	186
NON-OWNER OCCUPIED CRE	405	408
MULTIFAMILY LOANS	213	196
1-4 FAMILY MORTGAGE	237	222
HOME EQUITY	109	107
COMMERCIAL & INDUSTRIAL	231	261
CONSUMER	19	16
LEASE FINANCING	14	10
OTHER	3	2
TOTAL (1)	$1,557	$1,480

39 Strength in Diversified Commercial Lending 80% LOAN COMPOSITION – June 30, 2013 (1) Total is gross of unearned income.

HVB General Business Average Loan = $509,713
Businesses in Market  > 395,091
> $201 BILLION LENDING OPPORTUNITY
Market Potential Example
AS OF JUNE 30, 2013
SEGMENT
% OF STRATEGIC
CLIENT
RELATIONSHIPS
% OF
TOTAL BANK
DEPOSITS
AVERAGE
DEPOSITS PER
STRATEGIC CLIENT
RELATIONSHIP
(IN THOUSANDS)
% OF STRATEGIC
CLIENT
RELATIONSHIPS
WITH LOANS
Attorney 29% 20% $853 29%
Not-for-Profit 18% 14% $919 38%
Property
Managers/Real Estate
Investors 17% 23% $1,618 59%
Municipalities 2% 8% $4,970 7%
General Business 34% 24% $839 49%
TOTAL / AVERAGE 100% 89% $1,070

Quarterly Summary Financial Highlights
(a)
Excludes income from loan sales.
Dollars in thousands, except per share amounts
Q3 2011 Q4 2011 Q1 2012 (a) Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013
Net Interest Income $30,038 $30,739 $31,296 $31,296 $25,508 $24,115 $22,410 $21,246 $21,068
Non Interest Income $5,714 $4,136 $4,419 $20,354 $4,789 $4,353 $4,346 $4,517 $3,881
Non Interest Expense $20,090 $18,967 $20,876 $20,876 $21,034 $20,035 $20,593 $19,611 $19,818
Net Income (Loss) $8,508 ($22,901) $8,656 $18,013 $4,961 $3,134 $3,073 $3,651 $3,487
Net Interest Margin 4.47% 4.60% 4.75% 4.75% 3.93% 3.60% 3.28% 3.18% 3.06%
Diluted Earnings (Loss) Per Share $0.43 ($1.17) $0.44 $0.92 $0.25 $0.16 $0.16 $0.18 $0.18
Dividends Per Share $0.18 $0.18 $0.18 $0.18 $0.18 $0.18 $0.18 $0.06 $0.06
Return on Average Equity 11.33% -30.07% 12.20% 25.51% 6.72% 4.32% 4.18% 5.02% 4.75%
Return on Average Assets 1.18% -3.19% 1.21% 2.53% 0.71% 0.44% 0.43% 0.51% 0.47%
Efficiency Ratio 56.67% 52.79% 56.81% 56.81% 68.06% 69.33% 75.73% 74.97% 78.12%
Tangible Common Equity Ratio 9.6% 9.1% 9.6% 9.6% 9.6% 9.2% 9.3% 9.6% 9.0%
Average Assets $2,872,159 $2,867,304 $2,845,223 $2,845,223 $2,795,090 $2,874,634 $2,883,086 $2,859,443 $2,949,423
Average Net Loans $1,928,888 $2,028,587 $1,997,391 $1,997,391 $1,577,190 $1,505,942 $1,467,153 $1,422,132 $1,409,875
Average Deposits $2,468,359 $2,463,056 $2,466,159 $2,466,159 $2,408,726 $2,489,378 $2,514,818 $2,493,021 $2,586,583
Average Stockholders' Equity $300,338 $304,624 $282,459 $282,459 $295,378 $290,189 $293,886 $290,950 $293,616
Earnings

Quarterly Loan Balances
(1)
Total is gross of unearned income.
Dollars in Millions
3Q 2011 4Q 2011 1Q 2012 2Q 2012 3Q 2012 4Q 2012 1Q 2013 2Q 2013
REAL ESTATE
C&D - RESIDENTIAL 62 53 51 53 48 34 27 35
C&D - NON RESIDENTIAL 83 57 56 43 43 41 43 37
OWNER OCCUPIED CRE 318 244 256 229 195 181 177 186
NON-OWNER OCCUPIED CRE 500 447 449 405 389 369 399 408
MULTIFAMILY LOANS 507 228 225 213 209 196 195 196
1-4 FAMILY MORTGAGE 187 175 232 237 214 216 189 222
HOME EQUITY 118 113 111 109 109 110 106 107
COMMERCIAL & INDUSTRIAL 222 219 222 231 266 289 250 261
CONSUMER 28 27 27 19 20 19 17 16
LEASE FINANCING 13 12 15 14 14 14 11 10
OTHER 2 0 1 3 3 3 1 2
TOTAL (1) $2,040 $1,575 $1,645 $1,557 $1,510 $1,472 $1,415 $1,480
Period Ending

Non-GAAP Reconciliation
(a)  Year  Ended Dec 31,2012
(b)   The loan sale in the first quarter of 2012 resulted in a gross gain of $15,935. Related income taxes totaled $6,578.
Excluding
Loan Sale
in thousands except share and per share
numbers
2007 2008 2009 2010 2011 2012(a) 2012(a,b) 2013
Net Income as reported 34,483 $     30,877 $     19,012 $     5,113 $      (2,137) $     29,181 $     19,824 $     7,138 $
Income attributable to participating
shares as reported - - - - - (85) (57) (96)
Net Income attributable to common
shares as reported 34,483 $     30,877 $     19,012 $     5,113 $      (2,137) $     29,096 $     19,766 $     7,042 $
Net Income as reported 34,483 $     30,877 $     19,012 $     5,113 $      (2,137) $     29,181 $     19,824 $     7,138 $
Exclude:
Income Tax (1) 18,259 15,646 7,310 (1,406) (5,413) 16,945 10,367 3,083
Provision for Loan Loss (2) 1,470 11,025 24,306 46,527 64,154 8,507 8,507 1,061
Income attributable to participating
shares (3) - - - - - (158) (112) (152)
Pre-tax, Pre-provision Earnings 54,212 $     57,548 $     50,628 $     50,234 $     56,605 $     54,474 $     38,586 $     11,130 $
Weighted Average Diluted common
shares 14,906,752 14,973,866 15,307,674 19,455,971 19,462,055 19,545,037 19,545,037 19,572,975
Diluted Earnings per Share as reported 2.31 $        2.06 $        1.24 $        0.26 $        (0.11) $       1.49 $        1.01 $        0.36 $
Effects of (1) and (2) above 1.33 $        1.78 2.07 2.32 3.02 1.30 0.96 0.21
Pre-Tax, Pre-Provision Diluted Earnings
per Common Share
3.64 $        3.84 $        3.31 $        2.58 $        2.91 $        2.79 $        1.97 $        0.57 $
Tangible Equity Ratio:
Total Stockholders' Equity:
As reported 203,687 $   207,500 $   293,678 $   289,917 $   277,562 $   290,971 $   290,971 $   289,466 $
Less: Goodwill and other intangible
assets 20,296 25,040 27,118 26,296 25,493 24,745 24,745 24,650
Tangible stockholders' equity 183,391 $   182,460 $   266,560 $   263,621 $   252,069 $   266,226 $   266,226 $   264,816 $
Total Assets:
As reported 2,330,748 $ 2,540,890 $ 2,665,556 $ 2,669,033 $ 2,797,670 $ 2,891,246 $ 2,891,246 $ 2,981,975 $
Less: Goodwill and other intangible
assets 20,296 25,040 27,118 26,296 25,493 24,745 24,745 24,650
Tangible assets 2,310,452 $ 2,515,850 $ 2,638,438 $ 2,642,737 $ 2,772,177 $ 2,866,501 $ 2,866,501 $ 2,957,325 $
Tangible equity ratio
7.9% 7.3% 10.1% 10.0% 9.1% 9.3% 9.3% 9.0%

THANK YOU FOR YOUR INTEREST IN
THANK YOU FOR YOUR INTEREST IN
HUDSON VALLEY HOLDING CORP.
HUDSON VALLEY HOLDING CORP.
Ticker: HVB
Ticker: HVB
www.hudsonvalleybank.com
www.hudsonvalleybank.com
August 2013
August 2013